EQ ADVISORS TRUSTSM

EQ/AB Short Duration Government Bond Portfolio

EQ/Long-Term Bond Portfolio

EQ/Quality Bond PLUS Portfolio

SUPPLEMENT DATED FEBRUARY 13, 2023 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective immediately, the following changes are being made to the Summary Prospectus, Prospectus and SAI:

Janaki Rao of AllianceBernstein L.P. no longer serves as a member of the team that is responsible for the securities selection, research, and trading for the EQ/AB Short Duration Government Bond Portfolio, EQ/Long-Term Bond Portfolio, and EQ/Quality Bond PLUS Portfolio. All references to Janaki Rao in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.

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